                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934


                        Date of Report: November 27, 2002



                        BankUnited Financial Corporation
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    Florida                      5-43936                     65-0377773
---------------        ---------------------------       ------------------
(State or other          (Commission File Number)           (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


                255 Alhambra Circle, Coral Gables, Florida   33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)



       Registrant's telephone number, including area code: (305) 569-2000

Item 5.  Other Events.
         ------------

         The Board of Directors of BankUnited Financial Corporation has accepted the resignation of Executive Vice Chairman Mehdi Ghomeshi, from all positions with the Company and its subsidiaries. Mr. Ghomeshi, who stepped down from his former positions of President and Chief Operating Officer in April 2001 due to health problems, will be allowed to exercise his remaining stock options for the purchase of 161,000 shares of BankUnited Class A Common Stock, and will sell his stock over the next 60 days.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BANKUNITED FINANCIAL CORPORATION


                                          By: /s/ Ramiro Ortiz
                                              ---------------------------------
                                              Ramiro Ortiz
                                              President and Chief
                                              Operating Officer

Dated: November 27, 2002